Deconsolidation (Tables)	6 Months Ended
Jun. 30, 2025
Deconsolidation
Schedule of net assets of the entities disposed and gain on disposal

	RMB	USD
Total current assets	216,613	30,134
Total non-current assets	400,000	55,645
Total assets	616,613	85,779
Total liabilities	1,632,790	227,142
Total net assets	(1,016,177)	(141,363)
Total consideration	10	1
Total loss on disposal	1,416,187	197,010